--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 26, 2005

            CWHEQ, INC., (as depositor under the Sale and Servicing
          Agreement, dated as of September 29, 2005, relating to the
                Revolving Home Equity Loan Asset Backed Notes,
                                Series 2005-F.)

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-126790               87-0698310
          --------                      ----------               ----------
      (State or Other            (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


      4500 Park Granada
     Calabasas, California                              91302
     ---------------------                              -----
     (Address of Principal Executive Officers)       (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
----          ------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005; Commission File No.1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005 and August 2, 2005, as they related to Ambac Assurance Corporation and subsidiaries, are incorporated by reference in this Form 8-K, in the registration statement and in the Prospectus Supplement relating to CWHEQ Revolving Home Equity Loan Trust, Series 2005-F.

--------------------------------------------------------------------------------

     Item 9.01 Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

        23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWHEQ, INC.



                                       By:   /s/ Leon Daniels, Jr.
                                             ----------------------------------
                                             Name:   Leon Daniels, Jr.
                                             Title:  Vice President



Dated:  September 27, 2005

Exhibit Index
-------------


Exhibit
-------

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation